UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 11, 2005
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                           Green Mountain Capital Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


        001-14883                                   16-1728655
(Commission File Number)                (IRS Employer Identification No.)


                       c/o Appleby Partners & Company, LLC
                             81 Greene Street, No. 3
                            New York, New York 10012
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 274-8101
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              (Registrant's Telephone Number, Including Area Code)

                         1207 Delaware Avenue, Suite 410
                             Buffalo, New York 14209
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          (Former Name or Former Address, if Changed Since Last Report)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On August 11, 2005, Appleby Partners & Company, LLC ("Appleby") became the controlling shareholder of Green Mountain Capital Inc., a Nevada corporation (the "Registrant") by purchasing from Sydney A. Harland ("Harland") all of the 2,500,000 issued and outstanding shares of the Series A preferred stock and all of the 3,000,000 issued and outstanding shares of Series C preferred stock of the Registrant pursuant to the terms of a Stock Purchase Agreement (the "Stock Purchase Agreement") entered into between Appleby and Harland. Harland resigned from his positions as the sole officer of the Registrant and agreed to resign from his position as director of the Registrant within 10 days after the filing of a Form 14f-1; Steven W. Bingaman, who is the principal of Appleby, was appointed as the director and the sole officer of the Registrant.

The shares of the Series A Preferred Stock have voting rights of 200 to 1 and no conversion rights. The Series C Preferred Stock is nonconvertible and entitles the holder to 500 votes of the common stock of the Registrant on all matters brought before the stockholders of the Company.

The aggregate purchase price paid to Harland from Appleby for the Series A and Series C shares was $500,000 in cash. Of the purchase price, approximately $88,785 will be used to settle the outstanding debts of the Registrant. In addition, $100,000 of the purchase price is to be held in escrow for six months for the purpose of paying certain liabilities that the Registrant or Appleby may incur after the date of the Stock Purchase Agreement.

The purchase price was paid by Appleby using its own funds.

For all the terms and conditions of the Stock Purchase Agreement and the Escrow Agreement, reference is hereby made to such agreements annexed hereto as


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Exhibits 99.1 and 99.2.  All  statements  made herein  concerning  the foregoing agreements are qualified by references to said exhibits.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS.

The disclosure set forth above under Item 5.01 (Changes in Control of Registrant) is hereby incorporated by reference into this Item 5.02.

On August 11, 2005, Harland resigned from his positions as Chief Executive Officer, Chief Financial Officer and President.

On August 11, 2005, Steven W. Bingaman was appointed as a Director and as Chief Executive Officer, Chief Financial Officer, and President. Mr. Bingaman is Managing Member of Appleby Partners & Company LLC, a private investment firm. Mr. Bingaman has been Vice-President and a Director of Knowledge Transfer Systems, Inc. since November 10, 2004, and is also President and Director of Home Solutions Health, Inc., a public consumer product company. Mr. Bingaman is a graduate of Princeton University and NYU Graduate School of Business. In December 2002, Mr. Bingaman entered into a Cease-and-Desist Order with the Securities and Exchange Commission, without admitting or denying findings, to committing or causing any violations and any future violations of Section 17(a) of the Securities Act and Section 10(b) of the Exchange Act and Rule 10b-5.

SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of business acquired. Not applicable (b) Pro forma financial information. Not applicable (c) Exhibits

         Exhibit 99.1 Stock Purchase Agreement, dated August 11, 2005, by and between the Registrant and Appleby Partners & Company, LLC

         Exhibit 99.2 Escrow Agreement, dated August 11, 2005, by and among the Registrant, Appleby Partners & Company, LLC, and Glast, Phillips, & Murray, P.C.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         GREEN MOUNTAIN CAPITAL INC.


                         By:      /s/ Steven W. Bingaman
                         Name:    Steven W. Bingaman
                         Title:   Chief Executive Officer, Chief Financial
                                  Officer, President, and Director


Date:  August 11, 2005





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